                                                                    EXHIBIT 99.3




                    BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                    -------------------------------------------

                                        AND
                                        ---

                  ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
                  -------------------------------------------------

                 COMBINED FINANCIAL STATEMENTS AS OF FEBRUARY 29, 1996
                 -----------------------------------------------------

                                   TOGETHER WITH
                                   -------------

                 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                 --------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------



To the Stockholders of Brennan, Martell and Mirmelli, M.D.'s, P.A.
     and Allergy & Asthma Institute of South Florida, P.A.:

We have audited the accompanying combined balance sheet of Brennan, Martell and Mirmelli, M.D.'s, P.A. (a Florida Corporation) and Allergy & Asthma Institute of South Florida, P.A. (a Florida Corporation) (collectively the "Companies") as of February 29, 1996 and the related combined statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Brennan, Martell and Mirmelli, M.D.'s, P.A. and Allergy & Asthma Institute of South Florida, P.A. as of February 29, 1996, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Miami, Florida,
    April 26, 1996.

                 BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                 -------------------------------------------
                                    AND
                                    ---
              ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
              -------------------------------------------------

                          COMBINED BALANCE SHEET
                          ----------------------

                            FEBRUARY 29, 1996
                            -----------------

                                  ASSETS
                                  ------

CURRENT ASSETS:
   Cash and cash equivalents                                         $96,135
   Accounts receivable, net of allowance of $16,865                1,273,743
   Inventories                                                        42,000
   Prepaid expenses                                                   10,258
                                                                   ---------
                  Total current assets                             1,422,136
                                                                   ---------

PROPERTY AND EQUIPMENT, net                                          362,267
                                                                   ---------

OTHER ASSETS:
   Deposits                                                           18,297
   Intangibles, net of accumulated amortization of $542,467          122,504
   Other                                                               5,404
                                                                   ---------
                                                                     146,205
                                                                   ---------

                  Total assets                                    $1,930,608
                                                                  ==========

                LIABILITIES AND STOCKHOLDERS' EQUITY
                ------------------------------------

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                            $277,554
   Current portion of long-term debt                                 219,115
   Deferred income taxes                                             259,000
                                                                  ----------
             Total current liabilities                               755,669
                                                                  ----------

LONG-TERM DEBT, net of current portion                               149,504
                                                                  ----------

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY:
   Common stock-
        Brennan, Martell and Mirmelli, M.D.'s, P.A., $.10 par value,

             6,000 shares authorized, 600 issued and outstanding
        Allergy & Asthma Institute of South Florida, P.A., $1.00 par
             value, 10,000 shares authorized, 1,200 issued and 600
             outstanding                                              1,260
   Additional paid-in capital                                         8,991
   Treasury stock, 600 shares of Allergy & Asthma Institute of
        South Florida, P.A., common stock, at cost                  (35,000)
   Retained earnings                                              1,050,184
                                                                  ---------
             Total stockholders' equity                           1,025,435
                                                                  ---------

             Total liabilities and stockholders' equity           $1,930,608
                                                                  ==========


The accompanying notes to combined financial statements are an integral part of this statement.

                 BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                 -------------------------------------------
                                   AND
                                   ---
              ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
              -------------------------------------------------

                    COMBINED STATEMENT OF OPERATIONS
                    --------------------------------

                  FOR THE YEAR ENDED FEBRUARY 29, 1996
                  ------------------------------------


NET PATIENT REVENUE                  $8,155,598
                                     ----------

OPERATING COSTS AND EXPENSES:
     Salaries and benefits           5,384,427
     General and administrative      1,942,766
     Depreciation and amortization     316,379
                                     ---------
       Total operating costs and
       expenses                      7,643,572
                                     ---------

       Operating income                512,026

OTHER EXPENSE                          (24,220)
                                     ---------

       Income before income taxes      487,806

BENEFIT FOR INCOME TAXES                24,000
                                     ---------

       Net income                     $511,806
                                     =========


The accompanying notes to combined financial statements are an integral part of this statement.

                BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                -------------------------------------------
                                  AND
                                  ---
             ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
             -------------------------------------------------

                 COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
                 ------------------------------------------

                   FOR THE YEAR ENDED FEBRUARY 29, 1996
                   ------------------------------------


                                              Additional                                Total
                                    Common     Paid-In      Treasury      Retained   Stockholders'
                                    Stock      Capital        Stock       Earnings      Equity
                                  ---------------------------------------------------------------

Balance at February 28, 1995      $  1,260     $ 8,991     $ (35,000)   $  828,378    $  803,629

Distribution to stockholders             -           -             -      (290,000)     (290,000)


Net income                               -           -             -       511,806       511,806
                                  --------     -------     ---------    ----------     ---------

Balance at February 29, 1996      $  1,260     $ 8,991     $ (35,000)   $1,050,184    $1,025,435
                                  ========     =======     =========    ==========    ==========



The accompanying notes to combined financial statements are an integral part of this statement.

                    BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                    -------------------------------------------
                                     AND
                                     ---
                  ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
                  -------------------------------------------------

                      COMBINED STATEMENT OF CASH FLOWS
                      --------------------------------

                    FOR THE YEAR ENDED FEBRUARY 29, 1996
                    ------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                      $  511,806
   Adjustments to reconcile net income to net
     cash provided by operating activities-
       Depreciation and amortization                  316,379
       Deferred tax benefit                           (24,000)
       Changes in assets and liabilities:
         Accounts receivable                          (68,484)
         Prepaid expenses                              (1,139)
         Other assets                                  (5,445)
         Accounts payable and accrued expenses         62,533
                                                   ----------
            Total adjustments                         279,844
                                                   ----------

            Net cash provided by operating
            activities                                791,650
                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                               (143,871)
                                                   ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on debt                                   (357,738)
  Distributions to stockholders                      (290,000)
                                                   ----------
     Net cash used in financing activities           (647,738)
                                                   ----------

     Net increase in cash and cash equivalents             41

CASH AND CASH EQUIVALENTS, beginning of year           96,094
                                                   ----------

CASH AND CASH EQUIVALENTS, end of year             $   96,135
                                                   ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid                                   $   42,907
                                                   ==========


The accompanying notes to combined financial statements are an integral part of this statement.

                BRENNAN, MARTELL AND MIRMELLI, M.D.'S, P.A.
                -------------------------------------------
                                  AND
                                  ---
              ALLERGY & ASTHMA INSTITUTE OF SOUTH FLORIDA, P.A.
              -------------------------------------------------

                  NOTES TO COMBINED FINANCIAL STATEMENTS
                  --------------------------------------

                           FEBRUARY 29, 1996
                           -----------------


(1)  OPERATIONS:
- ---------------

The combined financial statements include the accounts of Brennan, Martell and Mirmelli, M.D.'s, P.A. ("BMM") and Allergy & Asthma Institute of South Florida, P.A. ("A&A"), collectively referred to as the "Companies". All significant intercompany accounts and transactions have been eliminated in combination.

The Companies are engaged in the business of providing allergy and asthma treatment. The Companies have nine offices throughout Dade and Broward Counties.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
- -----------------------------------------------

    (a)  Cash and Cash Equivalents-
    ------------------------------

The Companies consider highly liquid investments purchased with original maturities of three months or less to be cash equivalents. At February 29, 1996, cash and cash equivalents include interest-bearing accounts of $27,276.

    (b)  Inventories-
    ----------------

Inventories consist primarily of serum and diluents used in operations and are carried at the lower of cost on a first-in, first-out (FIFO) basis, or market.

    (c)  Property and Equipment-
    ---------------------------

Property and equipment are stated at cost less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets.

    (d)  Intangibles-
    ----------------

Intangibles primarily represent covenants not-to-compete entered into with various physicians. Such amounts are amortized over the life of the covenants which range from 24 to 45 months. Amortization expense amounted to $222,500 for the year ended February 29, 1996.

    (e)  Income Taxes-
    -----------------

A&A is a S Corporation under provisions of the Internal Revenue Code. Under these provisions, taxable income or loss of A&A is reflected by the stockholders on their individual tax returns.

BMM is a C Corporation and accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires that deferred income taxes be recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting basis at rates based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.

    (f)  Charity Care-
    -----------------

The Companies have a policy of providing charity care to patients who are unable to pay. Such patients are identified and related charges are estimated, based on financial information obtained from the patient and subsequent analysis. Since management does not expect payment for charity care, the estimated charges are excluded from net patient revenue.

    (g)  Use of Estimates -
    ---------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (h)  Fair Value of Financial Instruments-
    ----------------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments, requires disclosure of the fair value of certain financial instruments. The carrying amounts of cash and cash equivalents, accounts receivable, other assets, accounts payable and accrued expenses, and debt, are reflected in the accompanying combined financial statements at cost which approximates fair value.

(3) PROPERTY AND EQUIPMENT:
- --------------------------

Property and equipment consists of the following at February 29, 1996:

                                    Useful Lives       Amount
                                    -------------    ---------
Furniture, fixtures and equipment    5 - 7 years     $ 685,387
Leasehold improvements              Life of lease      187,909
                                                     ---------
                                                       873,296
Less- accumulated depreciation                        (511,029)
                                                     ---------
                                                     $ 362,267
                                                     =========


At February 29, 1996, the net book value of property and equipment under capital lease obligations was approximately $45,000.

(4)  ACCOUNTS PAYABLE AND ACCRUED EXPENSES:
- ------------------------------------------

Accounts payable and accrued expenses consist of the following at February 29, 1996:

    Accounts payable                                $  49,721
    Salaries and benefits                             142,357
    Insurance reserves (see Note 7)                    76,000
    Other                                               9,476
                                                    ---------
                                                    $ 277,554
                                                    =========

(5)  LONG-TERM DEBT:
- -------------------

Long-term debt consists of the following at February 29, 1996:


     Note payable, bearing interest  at 6% of
     remaining balance, payable in quarterly
     installments of $25,000 through December
     1996                                           $ 100,000

     Note payable to bank, bearing interest at
     9.5%, payable in monthly installments of
     $4,493 through September 1997                     78,153

     Note payable, bearing no interest, payable
     in monthly installments of $6,000 through
     May 1998                                         140,829

     Obligations under capital leases for
     purchases of office equipment, discounted
     at 9.2%, payable in monthly installments of
     $1,127 through August 2000                        49,637
                                                    ---------
                                                      368,619

     Less- current portion                           (219,115)
                                                    ---------

                                                    $ 149,504
                                                    =========

Following is a summary of maturities of long-term debt:

     1997                                           $ 219,115
     1998                                             107,197
     1999                                              23,498
     2000                                              12,309
     2001                                               6,500
                                                    ---------
                                                    $ 368,619
                                                    =========

The Companies have a $200,000 line of credit which bears interest at prime plus 1.5%. At February 29, 1996, no amounts were outstanding under the line.

(6) INCOME TAXES:
- ----------------

The benefit for income taxes consists of the following at February 29, 1996:

     Current provision                  $       -
     Deferred benefit                     (24,000)
                                        ---------
                                        $ (24,000)
                                        =========

     Federal                            $ (21,000)
     State                                 (3,000)
                                        ---------
                                        $ (24,000)
                                        =========


At February 29, 1996, deferred income taxes primarily relate to differences arising from BMM utilizing cash basis accounting for income tax reporting purposes and accrual basis for financial statement purposes as follows:

                                                         Asset (Liability)
                                                         ----------------
Book/tax differences in recording accounts receivable       $  (422,000)
Book/tax differences in recording prepaid expenses               (4,000)
Book/tax differences in recording accounts payable
     and accrued expenses                                        98,000
Net operating loss carryforward                                  69,000
                                                            -----------

Deferred income taxes                                       $  (259,000)
                                                            ===========

Had A&A been a C Corporation during the year ended February 29, 1996, the pro forma tax provision would have been approximately $177,000.

(7) COMMITMENTS AND CONTINGENCIES:
- ---------------------------------

   (a) Employment Agreement-
   ------------------------

The Companies have employment agreements with nonstockholder physicians which automatically renew each year. The maximum annual obligation under these agreements is approximately $470,400.

   (b) Insurance-
   -------------

The Companies maintain insurance coverage for its professional malpractice claims. Such insurance provides for coverage to the extent individual claims do not exceed $500,000 per incident and $1,000,000 in the aggregate per year.

Due to the nature of their business, the Companies from time to time become involved as defendants in medical malpractice lawsuits and are subject to the attendant risk of substantial damage awards. The Companies maintain professional and general liability insurance on a claims-made basis in amounts deemed appropriate by management, based upon historical claims and the nature and risks of their business. There can be no assurance, however, that an existing or future claim or claims will not exceed the limits of available insurance coverage, that any insurer will remain solvent and able to meet its obligations to provide coverage for any such claim or claims or that such coverage will continue to be available or available with sufficient limits and at a reasonable cost to adequately and economically insure the Companies' operations in the future. A judgment against the Companies in excess of such coverage could have a material adverse effect on the Companies.

   (c) Lease Commitments-
   ---------------------

The Companies lease medical office facilities under various operating leases. Rental expense under operating leases was approximately $358,000 for the year ended February 29, 1996.

Future annual minimum payments under operating leases are as follows:

                  Year           Amount
                  ----           ------

                  1997        $  342,675
                  1998           267,372
                  1999           233,455
                  2000           208,451
                  2001           160,021
                  Thereafter     379,095
                              ----------
                  Total       $1,591,069

   (d)  Healthcare Legislation-
   ---------------------------

National healthcare-related legislation has and is expected to continue to be introduced in the U.S. Congress and the State of Florida Legislature. Such legislation may address, among other things, benefits provided, insurance coverage and provider reimbursement. It is possible that such legislation could result in the largest reductions in Medicare and Medicaid spending over the next several years that have ever been experienced.

At this time, it is not possible to determine the impact on the Companies of any national or state health care-related legislation that might be enacted. However, any spending reductions in healthcare coverage or services would likely have an adverse impact on operating results and cash flows. Should such spending reductions be imposed, management believes it can make changes to the Companies' cost structure to reduce the adverse impact. However, there is no assurance that such changes will be sufficient.

(8)  SUBSEQUENT EVENT:
- ---------------------

Subsequent to year-end, the Companies signed a letter of intent to exchange all outstanding stock of the Companies for common stock of Vivra, Incorporated (a Delaware Corporation) with a value of $14,000,000. It is anticipated that the exchange will qualify for pooling of interest accounting. The closing date is scheduled for May 1, 1996.